                                                                   EXHIBIT 10.25



                     COLLATERAL PROCEEDS RELEASE AGREEMENT


         THIS COLLATERAL PROCEEDS RELEASE AGREEMENT ("Agreement") is made as of the 13th day of February, 2002, among XeTel Corporation ("Borrower") THE CIT GROUP/BUSINESS CREDIT, INC. ("Lender").


                                    RECITALS

         A. Borrower is indebted to Lender as evidenced by that certain Loan and Security Agreement dated as of March 31, 2000 among Borrower and Lender (as amended, the "Loan Agreement"). The Loan Agreement covers certain personal property described therein (the "Property"). The Obligations (as defined in the Loan Agreement) are secured by, among other things, the Loan Agreement and the other written documents executed in connection therewith, together with any written renewals, modifications and/or extensions thereof (the "Loan Documents").

         B. Borrower and Lender have agreed to allocate the proceeds of certain collateral and receipts between them, enabling Borrower to fund operations and certain payments while the Borrower effects an early repayment of the Obligations. Borrower has requested that Lender forebear from exercising certain rights under the Loan Documents for a period of time as specified herein in reliance upon the covenants, representations, and warranties of Borrower herein and for other good and valuable consideration.

                                   AGREEMENT

         For fair and valuable consideration, including the mutual covenants contained herein, the payment of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:


         1. Recitals. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Agreement.

         2. No Waiver. The execution, delivery and performance of this Agreement by Lender and the acceptance by Lender of performance of Borrower hereunder (a) shall not constitute a waiver or release by Lender of any default that may now or hereafter exist under the Loan Documents, (b) shall not constitute a novation of the Loan Documents as it is the intent of the parties to modify the Loan Documents as expressly set out herein and (c) except as expressly provided in this Agreement, shall be without prejudice to, and is not a waiver or release of, Lender's rights at any item in the future to exercise any and all rights conferred upon Lender by the Loan Documents or otherwise at law or in equity, including but not limited to the right to accelerate the Obligations and to institute foreclosure proceedings against the Property and/or to institute collection proceedings against Borrower and/or any right against any other person or entity not a party to this Agreement. Similarly, the execution, delivery, and performance of this Agreement by Borrower and the acceptance by Borrower of the performance by Lender hereunder shall not, subject to the express provisions of this Agreement, constitute a waiver or release of any of Borrower's rights under the Loan Documents; provided, however, that Borrower waives any and all claims now or hereafter arising from or related to any delay by

Lender in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing on the Property or any other collateral securing any of the Obligations.

     3. Adjustments to Definition of "Gross Availability". The definition of "Gross Availability" contained in Section 2.1(b) of the Loan Agreement shall be adjusted by adding the following to the end of such definition:

     Notwithstanding anything to the contrary contained within this definition, Gross Availability shall be limited to the lesser of (x) the calculations contained in the preceding sentences contained within this definition and
     (y) as of the dates set forth below, the amounts set forth below:

               February 13, 2002 (by 10:00 am)         $5,310,000
               February 18, 2002                       $4,810,000
               February 28, 2002                       $3,060,000
               March 4, 2002                           $2,560,000
               March 20, 2002 and thereafter           $0

     4. Borrowings During Pay-Down Period. The parties hereto further agree that the Borrower shall be permitted to borrow, repay and re-borrow under the Loan Agreement during the period beginning as of the date hereof through March 20, 2002 (the "Pay Down Period") so long as the requirements of the Loan Agreement, as modified by this Agreement, and the requirements of this Agreement are met. To the extent that the Borrower complies with the terms of this Agreement and to the extent that the Borrower and the Lender agree to terminate the Loan Agreement as of March 20, 2002, the Borrower shall not owe the Early Termination Fee set forth in Section 9.2 of the Loan Agreement.

     5. Agreements Regarding Inspection and Examination Fees. The parties hereto agree that the limitation set forth in Sections 6.13 and 10.3(g) of the Loan Agreement on fees and expenses of the Lender's field examinations and inspections shall not be in effect for any inspections or examinations commenced on or after January 1, 2002.

     6. Conditions Precedent. The effectiveness of this Agreement is conditioned upon Lender's receipt of the following:

          (a) A payment of $2,000,000 on February 13, 2002 by 10:00 a.m.,
     Central Standard Time, which the Lender shall apply to the outstanding Obligations;

          (b) Evidence satisfactory to Lender that the Borrower has deposited $700,000 in Borrower's payroll account, account number 1880333362, maintained with Comerica National Bank;


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
          (c) An amendment fee in the amount of $75,000, which shall be deemed to have been fully earned as of the date of this Agreement;

          (d) An executed agreement (the "Ericsson Agreement") between Borrower and LM Ericsson Telephone Co. or its affiliate(s) ("Ericsson"), which agreement shall include a provision that permits Borrower to assign said agreement without Ericsson's approval. Borrower agrees that it will not assign said agreement to anyone other than Lender. Borrower further agrees that it will direct Ericsson to remit all amounts payable to Borrower under such agreement by remitting such amounts to the Borrower's lockbox account maintained with J.P. Morgan/Chase by (i) wire transfer as follows:
     ABA Number 113 000 609, Account Number 001-02630531 or (ii) forwarding such amounts to P.O. Box 910424, Dallas, Texas, 75391, Account Number 001-02630531;

          (e) An assignment to Lender of all of the Borrower's rights to receive payments from Ericsson under the Ericsson Agreement; provided, however, that such assignment shall not constitute an assignment any of Borrower's obligations to Ericsson under the Ericsson Agreement;

          (f) The execution and delivery by all parties hereto of this Agreement and payment of all fees and expenses incurred by the Lender, including reasonable attorneys' fees, with respect to the preparation or negotiation of this Agreement; and

          (g)  Such other information as Lender may request in its discretion.

     7. Acknowledgment Relating to Default. Lender and Borrower acknowledge that Lender has informed Borrower that certain defaults have occurred under the Loan Documents. By signing below, the Borrower acknowledges and ratifies the enforceability and validity of the Loan Agreement and any other Loan Documents. Borrower waives any and all rights to other notice of payment default or any other default, protest and notice of protest, dishonor, diligence in collecting and the bringing of suit against any party, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices whatsoever regarding the Loan Agreement or the other Loan Documents, and further waives any claims that any notices previously given are insufficient for any reason. So long as Borrower performs its obligations under this Agreement and this Agreement is not terminated in accordance with the provisions set forth herein, Lender agrees that during the Pay Down Period it will not seek to exercise any of its rights and remedies against Borrower unless or until an additional default or event of default under the Loan Documents occurs on or after the date of this Agreement.

     8. Limitation on Interest. No provision of this Agreement, the Loan Agreement, any of the other Loan Documents, or any instrument evidencing or securing the Obligations, or otherwise relating to the indebtedness evidenced by the Loan Documents, shall require the payment or permit the collection, application or receipt of interest in excess of the maximum rate permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Borrower nor any endorsers of the Loan Documents nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of the Borrower and Lender at all times to comply with the usury and other laws relating to the Loan Documents and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable to the Loan Documents. In the event Lender ever receives, collects or applies as interest any such excess, such amount which would excessive interest shall be applied to the reduction of the unpaid principal balance of the Obligations, and, if upon such application the principal balance of the Obligations is paid in full, any remaining excess shall be paid forthwith to Borrower and the provisions of the Loan Documents and any demand or other charging document shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as otherwise to permit the recovery of the fullest amount called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest allowed to be charged by applicable law, Borrower and Lender shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the Loan Documents so that the amount or rate of interest charged for any and all periods of time during the term of the Loan Documents is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Lender to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

         9. Representations and Warranties. In order to induce Lender to execute, deliver, and perform this Agreement, Borrower warrants and represents to Lender that:

                  (a) this Agreement is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and Borrower has not filed for bankruptcy;

                  (b) except as set forth herein, the representations and warranties of Borrower contained in the Loan Documents this Agreement are and remain true, correct and complete in all material respects;

                  (c) this Agreement is not intended by the parties to be a novation of the Loan Documents and, except as expressly modified herein, all terms, conditions, rights and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed;

                  (d) no action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code, has been instituted or threatened by or against Borrower;

                  (e) the execution of this Agreement by Borrower and the performance by Borrower of its obligations hereunder will not violate or result in a breach or constitute a default under any agreements to which any of them is a party;

                  (f) all information provided by Borrower to Lender prior to the date hereof, including, without limitation, all financial statements, balance sheets, and cash flow statements, was, at the date of delivery, and is, as of the date hereof, true and correct in all respects. Borrower recognizes and acknowledges that Lender is entering into this Agreement based in part on the financial information provided to Lender by it and that the truth and correctness of that financial information is a material inducement to Lender in entering into this Agreement. During the term of this Agreement, Borrower agrees to advise Lender promptly in writing of any and all new information, facts, or occurrences which would in any way materially supplement, contradict, or adversely affect any financial statements, balance sheets, cash flow statements, or similar items furnished to Lender;

                  (g) This Agreement has been validly executed and delivered on behalf of the Borrower and constitutes a valid and binding obligation of the Borrower, enforceable in accordance with its terms;

                  (h) No condition is present which presently does or, with the lapse of time or the giving of notice, or both, would constitute an event of default under the Loan Documents, other than conditions previously disclosed to the Lender;

                  (i) The Borrower acknowledges that it has no offsets, counterclaims, or defenses to any of the outstanding obligations owed to the Lender under the Loan Documents; and

                  (j) This Agreement and the Loan Documents constitute the entire agreement among the Lender and Borrower with respect to this matter.

         10. Termination of this Agreement. This Agreement will terminate upon the expiration of the Pay Down Period unless terminated earlier by Lender, at Lender's sole option, upon written notice to Borrower of the occurrence of any of the following:

                  (a) Borrower files a petition for bankruptcy under any chapter of the Federal Bankruptcy Code or takes advantage of any other debtor relief law, or an involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code is filed against Borrower, or any other judicial action is taken with respect to Borrower by any creditor;

                  (b) Lender discovers that any representation or warranty made herein by Borrower was or is untrue, incorrect or misleading in any material respect;

                  (c) any lien, claim or charge, including, without limitation, any mechanic's or materialman's lien, or any judgment, is filed against or with respect to the Property, whether or not naming Borrower as a defendant;

                  (d) an event of default occurs under the Loan Documents on or after the date of the Agreement; or

                  (e) Borrower breaches or defaults in performance of any covenant or agreement contained in this Agreement.

     11. Waiver of Claims. Borrower warrants and represents to Lender that the Obligations are not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever; and Borrower releases and discharges Lender from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by Borrower and that arise out of any one or more circumstances or events that occurred prior to the date of this Agreement.

     12.  Miscellaneous.

         (a) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

         (b) Any future waiver, alteration, amendment or modification of any of the provisions of the Loan Documents or this Agreement shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Documents nor this Agreement can be modified orally, by course of dealing or by implied agreement. Moreover, any delay by Lender in enforcing its rights after an event of default shall not be a release or waiver of the event of default and shall not be relied upon by the Borrower as a release or waiver of the default.

         (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representations, and assigns.

         (d) No person or persons shall constitute a creditor, third party or incidental beneficiary hereto or shall be otherwise entitled to any rights or benefits hereunder. The sole and only relationship existing or created by this Agreement is and shall be that of bank and borrower, and the Borrower is not and shall not be the agent of the Lender for any purpose. Notwithstanding the foregoing, the Borrower shall not assign its rights or duties hereunder without the consent of the Lender.

         (e) The headings of paragraphs in this Agreement are for convenience of reference only and shall not in any way affect the interpretation or construction of this Agreement.

         (f) In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         (g) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND FEDERAL LAW, AS APPLICABLE.

         (h) The warranties and representations of the parties in this Agreement shall survive the termination of this Agreement.

     (i) The terms and conditions set forth in this Agreement are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Agreement or any documentation prepared pursuant to or in connection with this Agreement shall not be construed against any of the parties because of draftsmanship.

     (j) The Borrower agrees to pay on demand all reasonable costs and expenses of the Lender (including fees, charges and expenses of counsel for the Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, the Borrower agrees to pay, and save the Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings under the Loan Documents and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section shall survive any termination of this Agreement and the Loan Documents.

     (k) Borrower hereby acknowledges, represents, warrants and agrees that:

         (i) It does not have any defense, offset or counterclaim with respect to the payment of the obligations under or performance of the Loan Documents, or any other document delivered to the Lender in connection with any of the foregoing or with respect to any amount owing to the Lender. To the extent Borrower has any claims, causes of actions, demands, obligations, remedies, suits, damages and liabilities (the "Obligor Claims") whatsoever against the Lender, Borrower hereby releases, remises, acquits and discharges the Lender and its predecessors, affiliates, officers, directors, servants, employees, principals, shareholders, representatives, agents, attorneys, heirs, successors and assigns (the "Released Lender parties") from any and all such Obligor Claims, whether now known or unknown, suspected or claimed, whether arising under common law, in equity or under statute, whether vested or contingent, which the Borrower ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date hereof and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Lender of rights, remedies or recourses related thereto;

         (ii) Borrower covenants and agrees never to commence voluntarily and in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Obligor Claims which may have arisen at any time on or prior to the date hereof and were in any manner related to any of the Loan Documents;

         (iii) The Lender has breached no duty to the Borrower in connection with the Loan Documents, or otherwise, and the Lender has fully performed all obligations that it may have, had or now has to the Borrower; and


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

                 (iv) All interest and other charges heretofore accrued and/or collected by the Lender under the Loan Documents or in connection with advances of funds or other transactions through the date hereof involving the Borrower and the Lender and the method of computing such charges or interest amounts were and are proper and agreed to by the Borrower.

             (l) BORROWER AGREES TO INDEMNIFY, SAVE, DEFEND AND HOLD THE LENDER HARMLESS FROM ALL CLAIMS, CAUSES OF ACTION, LIABILITIES OR DAMAGES THAT MIGHT BE ASSERTED AGAINST THE LENDER BY ANY PERSON WHATSOEVER ARISING OUT OF OR RELATED TO THE VARIOUS LENDING RELATIONSHIPS, NEGOTIATIONS OR OTHER TRANSACTIONS INVOLVING, IN ANY WAY, THE BORROWER AND/OR THE LENDER. THIS INDEMNITY ALSO EXTENDS TO THE BORROWER'S RELATIONSHIP WITH THIRD PARTIES. IN THE EVENT OF THE ASSERTION OF ANY CLAIM AGAINST THE LENDER, THE BORROWER SHALL BE JOINTLY AND SEVERALLY LIABLE TO THE LENDER FOR ALL ITS COSTS, EXPENSES, FEES (INCLUDING REASONABLE ATTORNEYS' FEES) AND DAMAGES INCURRED WITH RESPECT TO SUCH CLAIM.

             (m) This Agreement is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

             (n) For purposes of this Agreement and the Loan Documents, the addresses for notice to Borrower and Lender are as follows:

                 BORROWER:

                 XETEL CORPORATION

                 2105 Gracy Farms Lane

                 Austin, Texas  78758

                 Telephone: 512-435-1100

                 Facsimile: 512-837-9882

                 LENDER:

                 THE CIT GROUP/BUSINESS CREDIT, INC.

                 Two Lincoln Center

                 5420 LBJ Freeway

                 Suite 200

                 Dallas, Texas 75240

                 Telephone: 972-455-1600

                 Facsimile: 972-455-1690

Notice shall be in writing, and shall be deemed to have been given (i) 72 hours after being sent by certified or registered mail, return receipt requested, postage prepaid and addressed as set forth above; or (ii) when personally delivered or sent by facsimile to a party or any other officer, partner, agent or employee of such party at the address set forth above. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute service of notice. Borrower and Lender may change such address by sending written notice to the other in accordance with the foregoing; however, no written notice of change of address shall be effective until the date of receipt thereof. The parties hereto agree that any notice sent to the Borrower shall be deemed notice to all general partners in the event that the Borrower is a general partnership.

THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR ORAL OR WRITTEN, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

             Executed on the date first set forth above.

                                            BORROWER:

                                            XETEL CORPORATION

                                            By:  /s/ AA DECARO JR.
                                                 -------------------------------
                                                 Printed Name: AA DeCaro Jr.
                                                              ------------------
                                                 Title:    President/CEO
                                                       -------------------------
                                                 Date:         2-13-02
                                                      --------------------------

                                            LENDER:

                                            THE CIT GROUP/BUSINESS CREDIT, INC.

                                            By:  /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Printed Name: [ILLEGIBLE]
                                                              ------------------
                                                 Title:    Vice President
                                                       -------------------------
                                                 Date:     Feb 13, 2002
                                                      --------------------------

STATE OF TEXAS        )
                      )
COUNTY OF TRAVIS      )

     This instrument was acknowledged before me on the 13 day of February, 2002, by Angelo A. DeCaro, the CEO/President of XETEL CORPORATION, on behalf said corporation.

[NOTARY PUBLIC SEAL]                         /s/ JODI L. BRINEGAR
                              -------------------------------------------------
                              Notary Public in and for
                              the State of Texas


STATE OF TEXAS        )
                      )
COUNTY OF DALLAS      )

     This instrument was acknowledged before me on the 13 day of February, 2002, by Grant Weiss, the Vice President of the CIT GROUP, BUSINESS CREDIT, INC.



[NOTARY PUBLIC SEAL]                         /s/ SHANNON CONWAY
                              -------------------------------------------------
                              Notary Public in and for
                              the State of Texas






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